Ivy Funds

Supplement dated August 24, 2020 to the

Ivy Funds Prospectus

dated January 31, 2020

as supplemented March 13, 2020, March 19, 2020, April 1, 2020, April 10, 2020, April 30, 2020, May 29, 2020, June 19, 2020 and June 30, 2020

1)	Effective October 1, 2020, the sales charge imposed on purchases of Class A shares of certain Funds will be reduced. Therefore, on that date, the prospectus is revised as follows:

∎

The “Shareholder Fees” table in the summary section of each of the following Funds is amended by revising the “Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)” line item for Class A Shares to 3.5%: Ivy International Small Cap Fund and Ivy Apollo Multi-Asset Income Fund.

∎

The “Shareholder Fees” table in the summary section of each of the following Funds is amended by revising the “Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)” line item for Class A Shares to 2.5%: Ivy Apollo Strategic Income Fund, Ivy California Municipal High Income Fund, Ivy Corporate Bond Fund, Ivy Crossover Credit Fund, Ivy Government Securities Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund, Ivy Pictet Targeted Return Bond Fund and Ivy PineBridge High Yield Fund.

∎	The charts in the section “Your Account — Choosing a Share Class — Calculation of Sales Charges on Class A Shares” on page 123 are deleted and replaced with the following:

Calculation of Sales Charges on Class A Shares

All Funds Except lvy Cash Management Fund, Ivy International Small Cap Fund and Ivy Apollo Multi-Asset Income Fund
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $500,000	2.50%	2.56%	2.00%
$500,000 and over[2]	0.00	0.00	see below

Ivy International Small Cap Fund Ivy Apollo Multi-Asset Income Fund
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $300,000	3.50%	3.63%	2.80%
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

[2]

No sales charge is payable at the time of purchase on investments of $500,000 or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

2)

Effective immediately, the low balance fee for Class A Shares of the Funds will be eliminated, and your account will NOT be assessed an account fee of $20 if your account balance is below $650 at the start of business on the Friday prior to the last full week of September (i.e., September 18, 2020). As a result, effective October 1, 2020, the prospectus is revised as follows:

∎	In the summary section of each Fund, the “Shareholder Fees” table is amended by revising the “Maximum Account Fee” line item for Class A Shares from $20 to None.

∎

The first sentence of Footnote 2 to the “Shareholder Fees” table in the summary section of each of the following Funds is deleted: Ivy Corporate Bond Fund, Ivy Crossover Credit Fund, Ivy Government Securities Fund and Ivy Pictet Emerging Markets Local Currency Debt Fund.

Supplement	Prospectus	1

∎

Footnote 2 to the “Shareholder Fees” table in the summary section of each of the following Funds is deleted: Ivy Apollo Strategic Income Fund, Ivy California Municipal High Income Fund, Ivy Pictet Targeted Return Bond Fund, Ivy PineBridge High Yield Fund, Ivy International Small Cap Fund, Ivy Apollo Multi-Asset Income Fund and Ivy Cash Management Fund.

∎	The section “Your Account — Buying Shares — Low Balance Fee” on page 137 is deleted.

3)	The Board of Trustees of the Ivy Funds (Trust) has approved a change to certain of the benchmarks of Ivy Apollo Strategic Income Fund, a series of the Trust (Fund).

That change, which is effective immediately, is as follows:

Current Benchmarks	New Benchmarks
Bloomberg Barclays Global Credit 1-10 Year Hedged Index	Bloomberg Barclays US Universal Index
ICE BofAML US High Yield Index	ICE BofAML US High Yield Index
Blended 50% Bloomberg Barclays Global Credit 1-10 Year Hedged Index + 50% ICE BofAML US High Yield Index	Blended 50% Bloomberg Barclays US Universal Index + 50% ICE BofAML US High Yield Index

Ivy Investment Management Company, the Fund’s investment adviser, believes that the New Benchmark indexes are more consistent with the investment philosophy of the Fund and more reflective of the types of securities in which the Fund invests than the Current Benchmark indexes. Performance information for the New Benchmarks will appear in the next update to the Fund’s prospectus. The Current Benchmarks also will be shown in the prospectus for a period of one year for comparison purposes. Please visit www.ivyinvestments.com or call (888) 923-3355 for additional information.

2	Prospectus	Supplement